SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported) October 29, 2002

K-Swiss Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-18490	95-4265988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31248 Oak Crest Drive, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 706-5100

Item 5.    Other Events.

On October 29, 2002, the Company issued a press release announcing that its Board of Directors authorized a new stock repurchase program for the Company to repurchase up to $25 million of the Company’s Class A Common Stock. A copy of the October 29, 2002 press release is attached as Exhibit 99.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits:

99	Press release dated October 29, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2002	K-SWISS INC.

	By:	/s/ GEORGE POWLICK
George Powlick, Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit		Page

99	Press release dated October 29, 2002.	5

4